UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Cigna Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V83626-P42812-Z91840  THE CIGNA GROUP C/O PROXY SERVICES  P.O. BOX 9142  FARMINGDALE, NY 11735  The Cigna Group  2026 Annual Meeting  Vote by April 21, 2026 11:59 p.m. ET or at the meeting  You invested in The Cigna Group and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on April 22, 2026.  Get informed before you vote.  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by  requesting such materials prior to April 8, 2026. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or an email copy.  Vote virtually at the meeting*  April 22, 2026  11:00 a.m. ET  Virtually at: www.virtualshareholdermeeting.com/CI2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT.  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. The proxy materials are available to you on the Internet. You may view these materials online at www.proxyvote.com or request a paper or an email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors:  1a. David M. Cordani  For  1b.  Brian C. Evanko  For  1c.  Eric J. Foss  For  1d.  Neesha Hathi  For  1e.  Michael J. Hennigan  For  1f.  George Kurian  For  1g.  Kathleen M. Mazzarella  For  1h.  Mark B. McClellan, M.D., Ph.D.  For  1i.  Philip O. Ozuah, M.D., Ph.D.  For  1j.  Kimberly A. Ross  For  1k.  Eric C. Wiseman  For  1l.  Donna F. Zarcone  For  2. Advisory approval of executive compensation  For  3. Ratification of the appointment of PricewaterhouseCoopers LLP as The Cigna Group’s independent registered public accounting firm for 2026  For  4. Shareholder Proposal — Shareholder Right to Act by Written Consent  Against  Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof  Our board has fixed the close of business on February 23, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof. A list of shareholders will be made available to shareholders during ordinary business hours for a period of at least ten days ending on the day before the meeting date at www.virtualshareholdermeeting.com/CI2026.  Voting Items  Board Recommends  V83627-P42812-Z91840